EXHIBIT 23.1


                            CONSENT OF ACCOUNTANTS

     We consent to the inclusion in this Registration Statement on Form SB-2 (File No. 333-56197) of our report dated January 16, 1998, on our audits of the consolidated financial statements of Merrill Merchants Bancshares, Inc. and Subsidiary. We also consent to the reference to our firm under the captions "Experts" and "Financial Information."





                                                  July 20, 1998



                                                  /s/ BERRY DUNN McNEIL & PARKER
                                                  -----------------------------
                                                  BERRY DUNN McNEIL & PARKER